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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of October 1, 2003, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2003-HE2)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           Delaware               333-107958                01-0791848
           --------               ----------                ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

390 Greenwich Street
New York, New York                                              10013
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


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                                       -2-



Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


Description of the Certificates and the Mortgage Pools

                   On November 5, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Asset Backed Pass-Through Certificates, Series 2003-HE2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), Litton Loan Servicing LP (the "Servicer"), Citibank, N.A. (the "Trust Administrator") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of twelve classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class M-6 Certificates," the "Class M-7 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R Certificates" and the "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $146,372,724.09 as of October 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 5, 2003 (the "Mortgage Loan Purchase Agreement"), among the Depositor, Encore Credit Corp. and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated November 5, 2003, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated November 5, 2003, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:













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                                       -3-



                                            Initial Certificate
             Class                           Principal Balance                  Pass-Through Rate
             -----                           -----------------                  -----------------
                A                            $    117,830,000.00                    Variable
               M-1                           $      8,782,000.00                    Variable
               M-2                           $      4,757,000.00                    Variable
               M-3                           $      2,196,000.00                    Variable
               M-4                           $      2,561,000.00                    Variable
               M-5                           $      1,464,000.00                    Variable
               M-6                           $      2,195,000.00                    Variable
               M-7                           $      2,928,000.00                    Variable
               CE                            $      3,659,624.09                    Variable
                P                            $            100.00                       N/A
                R                         100% Percentage Interest                     N/A
               R-X                        100% Percentage Interest                     N/A

                  The Certificates, other than the Class M-4, Class M-5, Class M-6, Class M-7, Class CE, the Class P, the Class R and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 4, 2003, and the Prospectus Supplement, dated November 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-4, Class M-5, Class M-6, Class M-7, Class CE, the Class P, the Class R and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.








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                                       -4-

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)    Not applicable

                  (b)    Not applicable

                  (c)    Exhibits



        Exhibit No.                                  Description
        -----------                                  -----------
                  4.1                       Pooling and Servicing Agreement, dated as of October
                                            1, 2003, by and among Citigroup Mortgage Loan
                                            Trust Inc., as Depositor, Litton Loan Servicing LP as
                                            Servicer, Citibank, N.A. as Trust Administrator and
                                            Deutsche Bank National Trust Company as Trustee,
                                            relating to the Series 2003-HE2 Certificates.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2003

                                             CITIGROUP MORTGAGE LOAN TRUST
                                             INC.


                                             By: /s/ Matthew Bollo
                                                 -----------------------------
                                             Name:    Matthew Bollo
                                             Title:   Assistant Vice President

                                                 Index to Exhibits
                                                 -----------------




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        4.1           Pooling and Servicing Agreement, dated as of October                              7
                      1, 2003, by and among Citigroup Mortgage Loan Trust
                      Inc. as Depositor, Litton Loan Servicing LP as Servicer,
                      Citibank, N.A. as Trust Administrator and Deutsche
                      Bank National Trust Company as Trustee, relating to the
                      Series 2003-HE2 Certificates.

                                   Exhibit 4.1

                                    See Tab 4